Ivy Mid Cap Income Opportunities Fund
Summary Prospectus | July 5, 2017 as supplemented September 18, 2017

SHARE CLASS (TICKER): CLASS A SHARES (IVOAX)  |  CLASS C SHARES (IVOCX)  |  CLASS E SHARES (IVOEX)  |  CLASS I SHARES (IVOIX)  |  CLASS N SHARES (IVOSX)   |  CLASS R SHARES (IVORX)  |  CLASS Y SHARES (IVOYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyinvestments.com/prospectus. You also can get this information at no cost by calling 800.777.6472 or by sending an e-mail request to prospectus.request@waddell.com. You also can get this information from your investment provider. The Fund’s prospectus and SAI dated July 5, 2017 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide total return through a combination of current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 248 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 143 of the Fund’s statement of additional information (SAI) and in Appendix A — Intermediary Sales Charge Discounts and Waivers.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class C		Class E		Class I	Class N	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		2.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	1.00%	[1]	None		None	None	None	None
Maximum Account Fee	$20	[2]	$20	[2]	$20	[2]	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class E	Class I	Class N	Class R	Class Y
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%	0.00%	0.00%	0.50%	0.25%
Other Expenses	0.35%	0.28%	0.13%	0.26%	0.13%	0.38%	0.27%
Total Annual Fund Operating Expenses	1.45%	2.13%	1.23%	1.11%	0.98%	1.73%	1.37%
Fee Waiver and/or Expense Reimbursement[3],4	0.10%	0.06%	0.00%	0.06%	0.00%	0.00%	0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	2.07%	1.23%	1.05%	0.98%	1.73%	1.35%

[1]	For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]	With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]	Through July 31, 2018, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares and Class Y shares at 1.35%; Class C shares at 2.07%; Class E shares at 1.30%; Class I shares at 1.05%; Class N shares at 1.05%; and Class R shares at 1.80%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

[4]	Through July 31, 2018, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$705	$998	$1,313	$2,202
Class C Shares	210	661	1,139	2,457
Class E Shares	392	691	1,009	1,901
Class I Shares	107	347	606	1,346
Class N Shares	100	312	542	1,201
Class R Shares	176	545	939	2,041
Class Y Shares	137	432	748	1,645

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$705	$998	$1,313	$2,202
Class C Shares	210	661	1,139	2,457
Class E Shares	392	691	1,009	1,901
Class I Shares	107	347	606	1,346
Class N Shares	100	312	542	1,201
Class R Shares	176	545	939	2,041
Class Y Shares	137	432	748	1,645

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

Ivy Mid Cap Income Opportunities Fund seeks to achieve its objective by investing primarily in a diversified portfolio of income-producing common stocks of mid-capitalization companies that IICO believes demonstrate favorable prospects for total return. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of mid-capitalization companies, which, for purposes of this Fund, typically are companies with market capitalizations within the range of companies in the Russell Midcap Index at the time of acquisition. As of June 30, 2017 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $1.84 billion and $31.05 billion. The Fund focuses primarily on mid-capitalization companies that IICO believes have the ability to sustain, and potentially increase, dividends while providing capital appreciation over the long-term. The Fund also may invest, to a lesser extent, in companies that pay other types of income to shareholders, including return of capital.

In selecting securities for the Fund, IICO primarily emphasizes a bottom-up (researching individual issuers) approach and may look at a number of factors in its consideration of a company, such as: competitive and sustainable dividend yield; potential growth in dividends; strong financial and operational capabilities; stable and consistent revenue, earnings, and cash flow; a sound balance sheet; market potential; profit potential and a proven track record of, or the potential for, returning capital to shareholders. Part of IICO’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

The Fund typically will hold a limited number of stocks (generally 35 to 50). The Fund will emphasize investments in dividend-paying and other income-producing securities to seek to provide a steady return. The Fund’s portfolio holdings generally will be of approximate equal weight, but IICO may adjust the weighting depending upon market conditions, for investment opportunities, or when IICO adds or divests certain positions. IICO intends to re-balance the Fund’s portfolio holdings at least quarterly in an effort to maintain an approximate equal weighting.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security is no longer able to pay a dividend in the future, no longer offers attractive current income prospects or significant growth potential or if there have been changes in economic or market factors in general or with respect to a particular industry or sector, changes in the market trends or other factors affecting an individual security. IICO also may sell a security to rebalance the portfolio, to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎	Dividend-Paying Stock Risk. Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

∎	Holdings Risk. The Fund typically holds a limited number of stocks (generally 35 to 50). As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities.

∎	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎	Market Risk. Markets can be volatile, and the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances also have decreased liquidity in some markets and may continue to do so. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎	Mid Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies, and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

∎	Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 7.05% (the first quarter of 2016) and the lowest quarterly return was -7.14% (the third quarter of 2015). The Class A return for the year through June 30, 2017 was 2.43%.

Average Annual Total Returns

as of December 31, 2016	1 Year	Life of Class
Class A (began on 10-01-2014)
Return Before Taxes	15.37%	8.55%
Return After Taxes on Distributions	15.12%	8.20%
Return After Taxes on Distributions and Sale of Fund Shares	8.90%	6.56%
Class C (began on 10-01-2014)
Return Before Taxes	21.50%	10.67%

as of December 31, 2016	1 Year	Life of Class
Class E (began on 10-01-2014)
Return Before Taxes	15.51%	8.64%
Class I (began on 10-01-2014)
Return Before Taxes	22.82%	11.80%
Class N (began on 10-01-2014)
Return Before Taxes	22.83%	11.81%
Class R (began on 10-01-2014)
Return Before Taxes	21.93%	11.00%
Class Y (began on 10-01-2014)
Return Before Taxes	22.38%	11.45%

Indexes	1 Year	Life of Class
Russell Midcap Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on October 1, 2014)	13.80%	7.47%
Lipper Mid-Cap Core Funds Universe Average (net of fees and expenses) (Life of Class index comparison begins on October 1, 2014)	15.46%	7.79%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

Kimberly A. Scott, Senior Vice President of IICO, and Nathan A. Brown, Vice President of IICO, have managed the Fund since its inception in October 2014.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your broker-dealer or financial advisor (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A and C: 800.777.6472) or internet (www.ivyinvestments.com) (Class A and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, such as for Class N and Class R shares, please contact your broker-dealer, plan administrator or third-party record keeper to purchase or sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A, Class C and Class E:
To Open an Account (Class A and Class C)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N, Class R and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-deferred arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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